UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Rani Therapeutics Holdings, Inc.

(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

RANI THERAPEUTICS HOLDINGS, INC.

2051 Ringwood Avenue

San Jose, California 95131

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE STOCKHOLDERS

Dear Stockholders:

This Information Statement (the “Information Statement”) is being furnished to the stockholders of the outstanding capital stock of Rani Therapeutics Holdings, Inc., a Delaware corporation, as of the close of business on November 21, 2025 (the “Record Date”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

On October 16, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with (i) certain institutional and accredited investors (the “Institutional Investors”) and (ii) Mir Imran, a member of our board of directors (the “Affiliated Investor” and, together with the Institutional Investors, the “Investors”), pursuant to which we issued and sold in a private placement (the “Private Placement”), among other securities, common stock purchase warrants (the “Common Warrants”), to purchase up to an aggregate of 125,000,004 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) or in lieu thereof pre-funded warrants. The Common Warrants were issued in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The issuance of the shares of Class A Common Stock upon the exercise of the Common Warrants by the Institutional Investors (the “Warrant Shares”) are subject to Stockholder Approval (as defined below) in accordance with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”).

In addition, pursuant to the Purchase Agreement, we agreed to effect certain governance changes which require the amendment and restatement of our amended and restated certificate of incorporation, which must be approved by our stockholders.

We are sending you this Information Statement to notify you that on November 24, 2025, InCube Labs, LLC that holds the majority voting rights of our capital stock (the “Majority Holder”), pursuant to Sections 228, 242 and 245 of the Delaware General Corporation Law (the “DGCL”), approved by written consent in lieu of a meeting of stockholders (the “Stockholder Approval”), the following:

•	the issuance of the Warrant Shares to the Institutional Investors upon exercise of the Common Warrants (the “Warrant Share Issuances”) in accordance with Nasdaq Listing Rule 5635(d) and

•

the amendment and restatement of our amended and restated certificate of incorporation (the “Current Certificate”) in the form of amended and restated certificate of incorporation attached to the Information Statement as Appendix I (the “Restated Certificate”).

The Affiliated Investor is the sole managing member of InCube Labs, LLC, which is wholly-owned by the Affiliated Investor and his family.

The board of directors approved the Warrant Share Issuances on October 14, 2025, subject to the receipt of the requisite Stockholder Approval. The board of directors approved the Restated Certificate on November 18, 2025, subject to the receipt of the requisite Stockholder Approval

Please note that the number of votes already received from the Majority Holder is sufficient to satisfy the stockholder vote requirement for this action under Delaware law and our Current Certificate and consequently no additional votes will be needed to approve these actions.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is first being mailed to you on or about December 10, 2025. The actions taken by written consent of the Majority Holder will not become effective until the date that is 20 calendar days after this Information Statement is first mailed or otherwise delivered to holders of our capital stock as of the Record Date. You are urged to read the Information Statement in its entirety for a description of the actions taken by the Majority Holder.

By Order of the Board of Directors

/s/ Talat Imran
Talat Imran
Chief Executive Officer

San Jose, California
December 5, 2025

2

RANI THERAPEUTICS HOLDINGS, INC.

2051 Ringwood Avenue

San Jose, California 95131

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF

THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by mail to all record and beneficial owners at the close of business on the Record Date of the Class A Common Stock and Class B common stock, par value $0.0001 (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), of Rani Therapeutics Holdings, Inc., a Delaware corporation. The mailing date of this Information Statement is on or about December 10, 2025. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Regulation 14C of the Exchange Act, to notify our stockholders of actions we are taking pursuant to a written consent executed by a stockholder holding the majority voting rights of our capital stock in lieu of a meeting of stockholders.

On the Record Date, there were 97,550,981 shares of Class A Common Stock issued and outstanding and 23,970,359 shares of Class B Common Stock issued and outstanding. Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to 10 votes per share, voting together as a single class.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our board of directors approved:

•	the Warrant Share Issuances on October 14, 2025, subject to the receipt of the requisite Stockholder Approval, and

•	the Restated Certificate on November 18, 2025, subject to the receipt of the requisite Stockholder Approval.

On November 24, 2025, the Majority Holder, beneficially owning 13,664 shares of our issued and outstanding Class A Common Stock and 22,411,124 shares of our issued and outstanding Class B Common Stock, by written consent approved the Warrant Share Issuances and the Restated Certificate. As of the Record Date, the Majority Holder held approximately 65.5% of the voting power of our outstanding voting capital stock.

No other corporate actions to be taken by written consent were considered. Because the actions were approved by the written consent of the Majority Holder beneficially owning a majority of our outstanding voting capital stock, no proxies are being solicited with this Information Statement. Other than the interest detailed in the section titled “Interest of Certain Persons in Matters to be Action Upon” below, we are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken. In addition, pursuant to the laws of the State of Delaware, the action to be taken by majority written consent in lieu of a special stockholder meeting does not create appraisal or dissenters’ rights. The written consent we received from the Majority Holder constitutes the only stockholder approval required under the DGCL, applicable Nasdaq listing rules and our Current Certificate and amended and restated bylaws.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a meeting of stockholders and to implement the above actions in a timely manner. Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until at least 20 calendar days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

On November 24, 2025, the Majority Holder beneficially owning 13,664 shares of Class A Common Stock and 22,411,124 shares of Class B Common Stock (representing approximately 65.5% of the total voting power of our capital stock) executed and delivered to us a written consent approving (i) the Warrant Share Issuances and (ii) the Restated Certificate. The Stockholder Approval is sufficient under the DGCL and our Current Certificate and our amended and restated bylaws to approve and adopt the actions described in this Information Statement. Consequently, no further stockholder action is required.

As of the date of the Stockholder Approval, we had issued and outstanding approximately 97,550,981 shares of Class A Common Stock and 23,970,359 shares of Class B Common Stock. Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to 10 votes per share, voting together as a single class.

Pursuant to Section 228 of the DGCL, unless otherwise provided in the Current Certificate, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Our board of directors and stockholders holding a majority of our outstanding capital stock voting power have therefore approved (i) the Warrant Share Issuances and (ii) the Restated Certificate. Commencing on the 21st calendar day after the mailing of this Information Statement to our stockholders, (i) the Investors will be able to exercise the Common Warrants, subject to and in accordance with the terms and conditions of the Common Warrants, and (ii) we will be able to file the Restated Certificate with the Secretary of State of the State of Delaware. Our board of directors reserves the right to abandon or delay the filing of the Restated Certificate despite receipt of Stockholder Approval.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this Information Statement and in our other filings with the SEC.

APPROVAL OF THE WARRANT SHARE ISSUANCES AND RESTATED CERTIFICATE

Private Placement Transaction

On October 16, 2025, we entered into the Purchase Agreement, pursuant to which we sold and issued in the Private Placement to the Institutional Investors:

•	40,550,003 shares of Class A Common Stock;

•	pre-funded warrants to purchase up to an aggregate of 82,366,667 shares of Class A Common Stock (the “Pre-Funded Warrants”); and

•	Common Warrants to purchase up to an aggregate of 122,916,670 shares of Class A Common Stock or in lieu thereof Pre-Funded Warrants.

The purchase price of the shares to the Institutional Investors was $0.48 per share. The purchase price of the Pre-Funded Warrants to the Investors was $0.4799 per Pre-Funded Warrant, which equals the purchase price per share minus the $0.0001 exercise price per Pre-Funded Warrant. Each share of Class A Common Stock and Pre-Funded Warrant was accompanied by a Common Warrant to purchase one share of Class A Common Stock or in lieu thereof a Pre-Funded Warrant. The Institutional Investors did not pay any additional consideration for the Common Warrants.

On October 16, 2025, we entered into the Purchase Agreement, pursuant to which we sold and issued in the Private Placement to the Affiliated Investor:

•	2,083,334 shares of Class A Common Stock;

•	Common Warrants to purchase up to an aggregate of 2,083,334 shares of Class A Common Stock or in lieu thereof Pre-Funded Warrants.

The purchase price of the shares to the Affiliated Investor was $0.605 per share, which reflects the consolidated closing bid price of our Class A Common Stock on October 16, 2025, as reported on the Nasdaq Stock Market, plus $0.125 per Common Warrant. Each share of Class A Common Stock was accompanied by a Common Warrant to purchase one share of Class A Common Stock or in lieu thereof a Pre-Funded Warrant.

The gross proceeds from the Private Placement were approximately $60.3 million, before deducting placement agent fees and other expenses payable by us, and excluding the proceeds, if any, from the exercise of the Common Warrants. The Private Placement was completed on October 23, 2025 (the “Closing Date”).

Under the Purchase Agreement, we are obligated to solicit the written consent of holders of a majority of the our voting shares of capital stock to permit the issuance of the shares of Class A Common Stock issuable upon the exercise of the Common Warrants issued to the Institutional Investors within 75 days following the Closing Date.

The Common Warrants will be exercisable for up to an aggregate of 125,000,004 shares of Class A Common Stock or in lieu thereof Pre-Funded Warrants, at an exercise price of $0.48 per share beginning on the effective date of the Stockholder Approval. The exercise price and number of shares of Class A Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Class A Common Stock and the exercise price. The Common Warrants will expire on the five-year anniversary of the effective date of the Stockholder Approval.

This summary provides basic information concerning the Common Warrants and the Purchase Agreement. The full text of each of the form of the Common Warrants and the Purchase Agreement were filed as exhibits to a Current Report on Form 8-K (file no. 001-40672) filed with the SEC on October 17, 2025.

Reasons for the Private Placement Transaction

As of September 30, 2025, we only had cash and cash equivalents of $4.1 million. Without proceeds from the Private Placement, there was substantial doubt regarding our ability to continue as a going concern.

Because we anticipate continued operating losses, we expect to continue raising funds through equity or debt offerings, or strategic transactions such as the Private Placement, to meet our financial needs. As such, we consummated the Private Placement in order to raise additional capital to be used for working capital and other general corporate purposes.

Nasdaq Listing Rules Requirements and Reason for Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval, prior to the issuance of securities, of a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our Common Stock (or securities convertible into or exercisable for our Common Stock) in an amount equal to 20% or more of our outstanding Common Stock or voting power outstanding immediately before the issuance will be sold at a price less than:

•	the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or

•	the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

In the case of the Private Placement, the 20% threshold was determined based on the number of shares of Common Stock outstanding immediately preceding the issuance of securities in the Private Placement.

While the purchase price of the Shares to the Institutional Investors was $0.48 per share (which was equal to the Minimum Price) the Institutional Investors did not pay additional $0.125 per Common Warrant and therefore the sale of such securities did not satisfy the Minimum Price condition of Nasdaq Listing Rule 5635(d).

The Purchase Price of the Shares to the Affiliated Investor was $0.605 per share, which reflects the consolidated closing bid price of our Class A Common Stock on October 16, 2025, as reported on the Nasdaq Stock Market, plus $0.125 per Common Warrant which did satisfy the Minimum Price condition of Nasdaq Listing Rule 5635(d).

We cannot predict whether or when the Investors will exercise the Common Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of Class A Common Stock that may ultimately be issued. However, the number of Warrant Shares issuable to Investors could result in the issuance of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Listing Rule 5635(d). Therefore, the Warrant Share Issuances were approved by our board of directors and Majority Holder to ensure compliance with Nasdaq Listing Rule 5635(d).

Effect of Issuance of Additional Securities

As long as the Investors beneficially own, or are able to beneficially own, a significant amount of shares of our Common Stock, it could significantly influence our future decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Investors exercise the Common Warrants.

Amended and Restated Certificate of Incorporation

On November 18, 2025, our board of directors approved the Restated Certificate. On November 24, 2025, The Majority Holder approved the Restated Certificate.

Purpose and Effects of the Amended and Restated Certificate of Incorporation

Pursuant to the Purchase Agreement, we agreed to amend and restate the Current Certificate within 90 days following the Closing Date to, among other things:

•	reduce the number of votes to which each share of Class B Common Stock is entitled from 10 votes to one vote;

•	eliminate the ability of our stockholders to act by written consent, and

•	include additional stockholder protective provisions (which do not include establishing a classified board of directors).

While some provisions of the Restated Certificate are designed to reduce the voting control of the Majority Holder, other provisions of the Restated Certificate could discourage or make it more difficult to accomplish a proxy contest or other change in our management or the acquisition of control by a holder of a substantial amount of our voting stock. It is possible that these provisions could make it more difficult to accomplish, or could deter, transactions that stockholders may otherwise consider to be in their best interests or in our best interests. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage certain types of transactions that may involve an actual or threatened change of our control. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal and to discourage certain tactics that may be used in proxy fights. Such provisions also may have the effect of preventing changes in our management.

Below is the summary of the material changes to the Current Certificate. The Restated Certificate is attached to the Information Statement as Appendix I.

Change in Number of Votes

Under the Current Certificate, each holder of Class B Common Stock is entitled to 10 votes for each share. The Restated Certificate will designate that each holder of Class B Common Stock of the Company is entitled to one vote for each share.

Elimination of Separate Class B Vote

The Current Certificate provided that a separate vote of the Class B common stock was required in the following circumstances:

•

if we reclassify any of outstanding shares of Class A common stock or Class C common stock into shares having rights as to dividends or liquidation that are senior to the Class B common stock or, in the case of Class A common stock, the right to more than one vote for each share thereof and, in the case of Class C common stock, the right to have any vote for any share thereof, except as required by law, and

•	if we authorize any shares of preferred stock with rights as to dividends or liquidation that are senior to the Class B common stock or the right to more than one vote for each share thereof.

The Restated Certificate eliminates the separate Class B common stock vote required for the above actions.

No Stockholder Action by Written Consent

Any action to be effected by our stockholders must be effected at a duly called annual or special meeting of the stockholders.

Section 203 of the DGCL

Pursuant to the Restated Certificate, we will be subject to Section 203 of the DGCL, which generally prohibits a publicly held Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the date that such stockholder became an interested stockholder, with the following exceptions:

•	before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•

upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, those shares owned (1) by persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 defines a “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•

any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.

In general, Section 203 defines an “interested stockholder” as an entity or person who, together with the person’s affiliates and associates, beneficially owns or within three years prior to the time of determination of interested stockholder status did own, 15% or more of the outstanding voting stock of the corporation.

Vacancies on the Board

Any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director.

Super Majority Stockholder Vote Required for Certain Actions

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless the corporation’s certificate of incorporation or bylaws, as the case may be, requires a greater percentage. The Restated Certificate requires the affirmative vote of the holders of at least two-thirds (2/3) of our outstanding voting power of the outstanding shares of Class A Common Stock and Class B Common Stock for our stockholders to amend or repeal our amended and restated bylaws and Sections 3 and 6.3 of Article IX of the Restated Certificate.

Special Meetings of Stockholders

Special meetings of the stockholders may be called only by (i) by the Board pursuant to a resolution adopted by a majority of the “Whole Board” (which includes a majority of the total number of the authorized number of directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption)); (ii) by the chairperson of the Board; or (iii) by the chief executive officer of the Company.

Elimination of a Classified Board

The Current Certificate provided that from and after the Final Conversion Date (as defined in the Current Certificate), the directors would be divided into three classes. The Restated Certificate eliminates this provision.

Effective Date of the Amended and Restated Certificate of Incorporation

The Restated Certificate will become effective when the Restated Certificate is filed with the Secretary of State of the State of Delaware, which is expected to be on or about December 31, 2025.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the DGCL are afforded to our stockholders as a result of the approval of the Warrant Share Issuances or approval of the Restated Certificate. The Written Consent we received from the Majority Holder constitutes the only stockholder approval required under the DGCL, applicable Nasdaq listing rules and our amended and restated certificate of incorporation and amended and restated bylaws.

Vote Required

The vote required to approve the Warrant Share Issuances and Restated Certificate was the affirmative vote of the holders of a majority of the voting shares outstanding. Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to 10 votes per share, voting together as a single class.

On the Record Date, there were 97,550,981 shares of Class A Common Stock outstanding and entitled to vote and 23,970,359 shares of Class B Common Stock outstanding and entitled to vote.

Vote Obtained

Section 228(a) of the DGCL and our amended and restated bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

As of the date of the Written Consent, the Majority Holder held approximately 65.5% of the voting power of our outstanding voting capital stock.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, no advance notice is required to be provided to the other stockholders who have not consented in writing to such action of the taking of the stated corporate action without a meeting of stockholders. Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Mir Imran, a member of the Company’s Board of Directors, participated in the Private Placement and purchased 2,083,334 Shares and Common Warrants to purchase 2,083,334 shares of our Class A Common Stock. In accordance with the applicable Nasdaq listing rules, the Purchase Price paid by Mr. Imran was $0.605 per Share, which reflects the consolidated closing bid price of our Class A Common Stock on October 16, 2025, as reported on the Nasdaq Stock Market, plus $0.125 per Common Warrant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our capital stock as of November 21, 2025 by: (i) each of our named executive officers and directors; (ii) all executive officers and directors as a group; and (iii) all those known to us to be beneficial owners of more than five percent of our Common Stock.

Our Class A Common Stock entitles holders thereof to one vote per share and our Class B Common Stock entitles holders thereof to ten votes per share, voting together as a single class.

Subject to the terms of Rani LLC’s fifth amended and restated limited liability company agreement (“Rani LLC Agreement”), Class A units of Rani LLC together with Class B Common Stock (together referred to as a “Paired Interest”) are exchangeable for shares of Class A Common Stock on a one-for-one basis; provided that, at our election, we have the ability to effect a direct exchange of such Class A Common Stock or make a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each Paired Interest redeemed. Any shares of Class B Common Stock will be cancelled on a one-for-one basis if, at the election of the holder, we redeem or exchange such Paired Interest pursuant to the terms of the Rani LLC Agreement.

Subject to the terms of the Rani LLC Agreement, certain individuals who own Class A units of Rani LLC without corresponding shares of Class B Common Stock (“non-corresponding Class A units”) have the ability to exchange such Class A units of Rani LLC for shares of Class A Common Stock on a one-for-one basis; provided that, at our election, we have the ability to effect a direct exchange of such Class A Common Stock or make a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each non-corresponding Class A unit of Rani LLC redeemed. Beneficial ownership of Class A units of Rani LLC is not reflected in this table; however, information concerning ownership of Class A units of Rani LLC is included in the footnotes below, where applicable.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 2051 Ringwood Avenue, San Jose, California 95131.

	Common Stock Beneficially Owned
	Class A		Class B
Beneficial Owner	Number of Shares	Percentage of Total	Number of Shares	Percentage of Total	Total Common Stock Beneficially Owned	Percent of Total Voting Power
5% Stockholders
InCube Labs, L.L.C.(1)	13,664	*	22,411,124	93.50%	22,424,788	65.51%
RA Capital Healthcare Fund, L.P.(2)	9,882,477	9.65%	—	—	9,882,477	2.89%
Samsara BioCapital, L.P.(3)	9,882,477	9.65%	—	—	9,882,477	2.89%
Invus Global Management, LLC(4)	9,825,911	9.60%	—	—	9,825,911	2.87%
Named Executive Officers and Directors
Dennis Ausiello(5)	272,009	*	—	—	272,009	*
Jean-Luc Butel(6)	379,088	*	—	—	379,088	*
Abraham Bassan	—	—	—	—	—	—
Vasudev Bailey	—	—	—	—	—	—
Mir Imran(7)	4,433,499	4.33%	22,660,053	94.53%	27,093,552	67.53%
Lisa Rometty(8)	216,425	*	—	—	216,425	*
Mir Hashim(9)	860,539	*	172,148	*	1,032,687	*
Talat Imran(10)	2,397,247	2.34%	—	—	2,397,247	*

	Common Stock Beneficially Owned
	Class A		Class B
Beneficial Owner	Number of Shares	Percentage of Total	Number of Shares	Percentage of Total	Total Common Stock Beneficially Owned	Percent of Total Voting Power
Svai Sanford(11)	823,014	*	—	—	823,014	*
All directors and executive officers as a group (10 persons) (12)	9,870,165	9.64%	22,832,201	95.25%	32,214,022	69.63%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Class A Common Stock or Class B Common Stock.
(1)

Represents shares held by InCube Labs, LLC (“ICL”). Mir Imran is the sole managing member of ICL, which is wholly-owned by Mir Imran and his family. The address of this entity is 2051 Ringwood Avenue, San Jose, California 95131.

(2)

The indicated ownership is based solely on a Schedule 13G filed with the SEC on October 30, 2025 by RA Capital Management, L.P. (“RA Capital”) Dr. Peter Kolchinsky, Rajeev Shah and RA Capital Healthcare Fund, L.P. (“the Fund”). The Schedule 13G provides information only as of October 30, 2025, and consequently, the beneficial ownership of the above-mentioned reporting person may have changed since October 30, 2025. The Fund directly holds (i) 8,500,000 shares of Class A Common Stock; (ii) pre-funded warrants (the “Pre-Funded Warrants”) exercisable for up to 16,500,000 shares of Class A Common Stock; and (iii) warrants (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”) exercisable for up to 25,000,000 shares of Class A Common Stock. Each of the Pre-Funded Warrants and the Common Warrants contains a beneficial ownership blocker provision which precludes exercise of the Warrants to the extent that, following exercise, the Fund, together with its affiliates and other attribution parties, would own more than 9.99% of the Class A Common Stock outstanding. The Fund is prohibited from exercising the Warrants to the extent that such exercise would result in RA Capital’s beneficial ownership of more than 9,882,477 shares of Class A Common Stock. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Act, of any securities of the Issuer held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including any of the Company’s Class A Common Stock. As such, and because it may not revoke that delegation on a notice of less than 61 days, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any securities beneficially owned by RA Capital. Such persons and entities disclaim beneficial ownership of the shares listed herein, except to the extent of any pecuniary interest therein. The principal address of RA Capital is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(3)

The indicated ownership is based solely on Schedule 13D filed with the SEC on October 30, 2025 by Samsara BioCapital, L.P. (“Samsara LP”), Samsara BioCapital GP, LLC (“Samsara GP”), Samsara Opportunity Fund, L.P. (“Samsara Opportunity Fund”) and Samsara Opportunity Fund GP, LLC (“Samsara Opportunity GP”). The Schedule 13D provides information only as of October 30, 2025, and consequently, the beneficial ownership of the above-mentioned reporting person may have changed since October 30, 2025. The beneficial ownership consists of (i) 4,250,000 shares of Class A Common Stock directly held by Samsara LP; (ii) Pre-Funded Warrants exercisable for up to 8,250,000 shares of Class A Common Stock directly held by Samsara LP; (iii) Common Warrants exercisable for up to 12,500,000 shares of Class A Common Stock or Pre-Funded Warrants directly held by Samsara LP; (iv) 4,250,000 shares of Class A Common Stock directly held by Samsara Opportunity Fund; (v) Pre-Funded Warrants exercisable for up to 8,250,000 shares of Class A Common Stock directly held by Samsara Opportunity Fund; and (vi) Common Warrants exercisable for up to 12,500,000 shares of Class A Common Stock or Pre-Funded Warrants directly held by Samsara Opportunity Fund. Each of the Pre-Funded Warrants and the Common Warrants

contains a beneficial ownership blocker provision which precludes exercise of the Warrants to the extent that, following exercise, the holder, together with its affiliates and other attribution parties, would own more than 9.99% of the Class A common stock outstanding. Each of Samsara LP and Samsara Opportunity Fund is currently prohibited from exercising the Warrants to the extent that such exercise would result in their beneficial ownership of more than 9,882,477 shares of Class A Common Stock. Samsara GP is the sole general partner of Samsara LP and Dr. Akkaraju is the managing member of Samsara GP. Each of Samsara GP and Dr. Akkaraju possesses power to direct the voting and disposition of the securities held by Samsara LP. Samsara Opportunity GP is the sole general partner of Samsara Opportunity Fund and Dr. Akkaraju is the managing member of Samsara Opportunity GP. Each of Samsara Opportunity GP and Dr. Akkaraju possesses power to direct the voting and disposition of the securities held by Samsara Opportunity Fund. The address of these entities and Dr. Akkaraju is 628 Middlefield Road, Palo Alto, California 94301.
(4)

The indicated ownership is based solely on Schedule 13G filed with the SEC on October 23, 2025 by Invus Global Management, LLC (“Global Management”), Raymond Debbane, Invus Public Equities, L.P. (“Invus Public Equities”), Invus Public Equities Advisors, LLC (“Invus PE Advisors”), Global Management and Siren, L.L.C. (“Siren”) Avicenna Life Sci Master Fund LP (“Avicenna Fund”), Avicenna Life Sci Master GP LLC (“Avicenna GP”) and Ulys, L.L.C. (“Ulys”). The Schedule 13G provides information only as of October 23, 2025, and consequently, the beneficial ownership of the above-mentioned reporting person may have changed since October 23, 2025. Invus Public Equities directly held (i) 1,754,011 shares of Class A Common Stock; (ii) Pre-Funded Warrants to purchase up to 7,381,462 shares of Class A Common Stock; and (iii) Common Warrants exercisable for up to 9,135,473 shares of Class A Common Stock. Avicenna Fund directly held (i) 245,989 shares of Class A Common Stock; (ii) Pre-Funded Warrants to purchase up to 1,035,205 shares of Class A Common Stock; and (iii) Common Warrants exercisable for up to 1,281,194 shares of Class A Common Stock. Each of the Pre-Funded Warrants and the Common Warrants contains a beneficial ownership blocker provision which precludes exercise of the Warrants to the extent that, following exercise, the holder, together with its affiliates and other attribution parties, would own more than 9.99% of the Class A common stock outstanding, and as such each of Invus Public Equities and Avicenna Fund is currently prohibited from exercising the Warrants to the extent that such exercise would result in their beneficial ownership of more than 9.99% of the total number of shares of Class A Common Stock. As general partner of Invus Public Equities, Invus PE Advisors may be deemed to beneficially own the securities held by Invus Public Equities. As the managing member of Invus PE Advisors, Global Management may be deemed to beneficially own the securities that Invus PE Advisors may be deemed to beneficially own. As the managing member of Global Management, Siren may be deemed to beneficially own the securities that Global Management may be deemed to beneficially own. As the general partner of Avicenna Fund, Avicenna may be deemed to beneficially own the securities beneficially owned by Avicenna Fund. As the managing member of Avicenna GP, Ulys may be deemed to beneficially own the securities that Avicenna GP may be deemed to beneficially own. As the managing member of Siren and Ulys, Mr. Debbane may be deemed to beneficially own the securities that Siren and Ulys may be deemed to beneficially own. The address of these entities and Mr. Debbane is 750 Lexington Avenue, 30th Floor, New York, New York 10022.

(5)

Consists of 272,009 shares of Class A Common Stock underlying options that are exercisable within 60 days of November 21, 2025. Dr. Ausiello beneficially owns 92,074 non-corresponding Class A units of Rani LLC.

(6)	Includes 328,588 shares of Class A Common Stock underlying options that are exercisable within 60 days of November 21, 2025.
(7)

Consists of (i) 2,083,334 shares of Class A Common Stock directly held by Mir Imran, (ii) warrants exercisable for up to 2,083,334 shares of Class A Common Stock held directly by Mr. Imran, (iii) 192,692 shares of Class A Common Stock underlying options that are exercisable within 60 days of November 21, 2025, (iv) 13,664 shares of Class A Common Stock held by ICL (refer to footnote 1 above), (v) 22,411,124 shares of Class B Common Stock held by ICL, (vi) 7,694 shares of Class A Common Stock held by Rani Investment Corporation, (vii) 52,781 shares of Class A Common Stock held by InCube Ventures II, LP (“ICV”) and (viii) 248,929 shares of Class B Common Stock held by ICV. ICV is a limited partnership and its general partners are Mir Imran, Andrew Farquharson and Wayne Roe. Andrew Farquharson and Mir

Imran are general partners of Rani Investment Corp. (“RIC”). The address of ICV and RIC is 2051 Ringwood Avenue, San Jose, California 95131.
(8)	Consists of 216,425 shares of Class A Common Stock underlying options that are exercisable within 60 days of November 21, 2025.
(9)

Includes (i) 659,487 shares of Class A Common Stock underlying options which are exercisable within 60 days of November 21, 2025 and (ii) 172,148 shares of Class B Common Stock. Dr. Hashim beneficially owns 546,267 non-corresponding Class A units of Rani LLC.

(10)

Includes (i) 2,074,862 shares of Class A Common Stock underlying options that are exercisable within 60 days of November 21, 2025 and (ii) 12,343 shares of Class A Common Stock held by VH Moll, LP. VH Moll, LP is a limited partnership and members of the general partner are Andrew Farquharson and Talat Imran. The address of VH Moll, LP is 2051 Ringwood Avenue, San Jose, California 95131. Talat Imran beneficially owns 43,484 non-corresponding Class A units of Rani LLC.

(11)

Includes 635,675 shares of Class A Common Stock underlying options which are exercisable within 60 days of November 21, 2025. Mr. Sanford beneficially owns 142,350 non-corresponding Class A units of Rani LLC.

(12)

Consists of (i) 2,936,709 shares of Class A Common Stock (ii) warrants exercisable for up to 2,083,334 shares of Class A Common Stock, (iii) 4,850,122 shares of Class A Common Stock underlying options that are exercisable within 60 days of November 21, 2025 and (iv) 22,832,201 shares of Class B Common Stock. The directors and officers as a group also beneficially own 824,175 non-corresponding Class A units of Rani LLC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and periodic requirements of the Exchange Act and, in accordance therewith, file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address is www.sec.gov. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You also may obtain free copies of the documents we file with the SEC, including this Information Statement, by going to the investor relations page of our website at ir.ranitherapeutics.com. The reference to our website does not constitute incorporation by reference of the information contained on or accessible through our website, and you should not consider the contents of our website in making an investment decision with respect to our Common Stock.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above action to approve the Warrant Share Issuances and Restated Certificate will not be effective until a date at least 20 days after the date on which the definitive Information Statement has been mailed to the stockholders.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some bank, brokerage firm or other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Information Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the Information Statement to you if you contact us at:

Rani Therapeutics Holdings, Inc., Secretary

2051 Ringwood Avenue

San Jose, California 95131

408-457-3700

If you want to receive separate copies of this Information Statement, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address or phone number.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on November 21, 2025 as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about December 10, 2025 to all stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above action and related approval. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Talat Imran
Talat Imran
Chief Executive Officer

December 5, 2025

APPENDIX I

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

RANI THERAPEUTICS HOLDINGS, INC.

Rani Therapeutics Holdings, Inc., a Delaware corporation, hereby certifies that:

ONE: The name of this corporation is Rani Therapeutics Holdings, Inc. This corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on April 6, 2021.

TWO: The Amended and Restated Certificate of Incorporation, dated July 23, 2021, was duly adopted in accordance with the provisions of Sections 242, 245 and 228 of the Delaware General Corporation Law (the “DGCL”).

THREE: The Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

ARTICLE I

NAME

The name of this corporation is Rani Therapeutics Holdings, Inc. (the “Company”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Company in the State of Delaware is 1209 Orange Street – Corporation Trust Center, City of Wilmington, County of New Castle, Delaware 19801, and the name of the registered agent of the Company in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The nature of the business or purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

AUTHORIZED STOCK

1. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Company is authorized to issue is 880,000,000 shares. The total number of shares of Common Stock which the Company is authorized to issue is 860,000,000 shares, 800,000,000 shares of which shall be Class A Common Stock (the “Class A Common Stock”), 40,000,000 shares of which shall be Class B Common Stock (the “Class B Common Stock”) and 20,000,000 shares of which shall be Class C Common Stock (the “Class C Common Stock” and, together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and 20,000,000 shares of Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of $0.0001 per share and the Common Stock shall have a par value of $0.0001 per share.

2. The Preferred Stock may be issued from time to time in one or more series, subject to Section 2.3 of Article V, and the Board of Directors of the Company (the “Board”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and set forth in a certificate of designations filed with the Secretary of State of the State of Delaware (a “Certificate of Designation”). Except as otherwise provided in a Certificate of Designation, the Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. The number of authorized shares of Common Stock or any series thereof (and, for the avoidance of doubt, the number of authorized shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock) or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, without a separate vote of the holders of the Common Stock, or any series thereof, or Preferred Stock, or of any series thereof unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation filed with respect to any series of Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V

TERMS OF CLASSES AND SERIES

The powers, preferences and rights, and the qualifications, restrictions and limitations thereof, relating to the Common Stock are as follows:

1. Definitions. For purposes of this Amended and Restated Certificate of Incorporation, the following definitions apply:

1.1 “Acquisition” shall mean (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section 1.1 of Article V, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, shall be deemed to be converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Company is a party in which shares of the Company are transferred or issued such that in excess of 50% of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

1.2 “Amended and Restated Certificate of Incorporation” shall mean this Amended and Restated Certificate of Incorporation of the Company, as may be amended and/or restated from time to time.

1.3 “Asset Transfer” shall mean a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

1.4 “Board” shall mean the Board of Directors of the Company.

1.5 “Liquidation Event” means any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

2. Voting Rights.

2.1 Common Stock.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one vote for each share thereof held at the applicable record date.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to one vote for each share thereof held at the applicable record date.

(c) Class C Common Stock. Except as required by law and the provisions of this Amended and Restated Certificate of Incorporation, the Class C Common Stock will have no voting rights or voting power and no holder thereof shall be entitled to vote such shares on any matter. On any matter on which a holder of Class C Common Stock is entitled to vote by law or the provisions of this Amended and Restated Certificate of Incorporation, each holder of shares of Class C Common Stock will be entitled to one vote for each share thereof held at the applicable record date.

2.2 General. Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation (including any Certificate of Designation) or as required by law, the holders of Class A Common Stock and Class B Common Stock (and, on any matter on which the Class C Common Stock or the holders of Preferred Stock are entitled to vote with the Class A Common Stock and the Class B Common Stock, the Class C Common Stock and the Preferred Stock) will vote together as a single class and not as separate series or classes.

2.3 Class B Common Stock Protective Provisions. So long as any shares of Class B Common Stock remain outstanding, the Company shall not, without the affirmative approval by vote of the holders of a majority of the voting power of the Class B Common Stock then outstanding, voting together as a single class, directly or indirectly, or whether by amendment, or through a merger, recapitalization, reclassification, consolidation or otherwise, amend, alter, or repeal any provision of this Amended and Restated Certificate of Incorporation or the bylaws of the Company in a manner that modifies the voting, conversion or other powers, preferences, or other special rights or privileges, or restrictions of, or increase or decrease the number of authorized shares of, the Class B Common Stock.

2.4 No Stockholder Action by Consent. Subject to the rights of any holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Company must be effected at an annual or special meeting of the stockholders and may not be effected by consent in lieu of a meeting.

3. Stock Splits or Combinations.

In no event shall any stock split, subdivision, combination, reclassification or recapitalization be effected or any dividend be declared with respect to any outstanding shares of Common Stock unless contemporaneously therewith all outstanding shares of Common Stock and the Class A Common Units (the “LLC Interests”) of Rani Therapeutics, LLC that are issued under the Amended and Restated Limited Liability Company Agreement of Rani Therapeutics, LLC dated August 3, 2021 (as the same may be amended, amended and restated and otherwise modified from time to time, the “LLC Agreement”).

4. Liquidation Rights.

In the event of a Liquidation Event, upon the completion of the distributions required with respect to each series of Preferred Stock that may then be outstanding, the assets of the Company legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Class A Common Stock and Class C Common Stock, unless different treatment is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Class A Common Stock and Class C Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be “distribution to stockholders” for the purpose of this Section 4 of Article V. The holders of shares of Class B Common Stock, as such, shall be entitled to receive $0.0001 per share upon completion of the distributions required with respect to each series of Preferred Stock that may be outstanding and prior to any distributions to holders of Class A Common Stock or Class C Common Stock pursuant to the first sentence of this section, and shall not be entitled to receive any other assets of the Company in the event of any Liquidation Event. The Company shall authorize the shares of Class B Common Stock necessary to maintain at all times a one-to-one ratio between the number of outstanding LLC Interests (other than LLC Interests held by the Company or any subsidiary of the Company that is a holder of LLC Interests) and the number of outstanding shares of Class B Common Stock.

5. Transfer Restriction; Cancellation of Class B Common Stock.

5.1 No shares of Class B Common Stock may be issued by the Company except to a holder of LLC Interests in Rani Therapeutics, LLC (other than the Company, Rani Therapeutics, LLC or any other subsidiary of the Company that is a holder of LLC Interests), such that after such issuance of Class B Common Stock such holder of LLC Interests holds an identical number of LLC Interests and shares of Class B Common Stock. No shares of Class B Common Stock may be transferred of record by the holder thereof except (i) for no consideration to the Company upon which transfer such shares shall automatically be cancelled pursuant to Section 5.2 of this Article V, or (ii) together with the transfer of an identical number of LLC Interests made to the transferee of such LLC Interests made in compliance with the LLC Agreement and the provisions set forth herein.

5.2 Immediately upon the effective time of an exchange of an LLC Interest (together with a share of Class B Common Stock) for Class A Common Stock pursuant to the terms of the LLC Agreement, such share of Class B Common Stock held by such exchanging holder of LLC Interests shall automatically, without further action by the Company or the holder thereof, be canceled with no consideration being paid or issued with respect thereto. Any such canceled shares of Class B Common Stock shall be automatically retired and all rights with respect to such shares shall automatically cease and terminate.

6. [Reserved.]

7. Conversion of the Class C Common Stock.

The Company may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Amended and Restated Certificate of Incorporation, relating to the conversion of the Class C Common Stock into Class A Common Stock, as it may deem necessary or advisable in connection therewith.

8. Reservation of Stock Issuable Upon Conversion.

8.1 The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock that shall from time to time be sufficient to effect (i) the exchange of all outstanding LLC Interests (along with Class B Common Stock and excluding those LLC Interests held by Rani Therapeutics, LLC) into shares of Class A Common Stock and (ii) the conversion of all outstanding shares of Class C Common Stock into shares of Class A Common Stock.

9. Miscellaneous.

9.1 No Reissuance of Class B Common Stock. No share or shares of Class B Common Stock acquired by the Company by reason of redemption, purchase, conversion, retirement or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares that the Company shall be authorized to issue.

9.2 Additional Issuances of Class B Common Stock. The Company shall not at any time after the effectiveness of this Amended and Restated Certificate of Incorporation under the DGCL issue any additional shares of Class B Common Stock, unless such issuance is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock.

9.3 Preemptive Rights. No stockholder of the Company shall have a right to purchase shares of capital stock of the Company sold or issued by the Company except to the extent that such a right may from time to time be set forth in a written agreement between the Company and a stockholder.

ARTICLE VI

DIRECTOR LIABILITY

1. The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent under applicable law. If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

2. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through (a) the Company’s Bylaw provisions, (b) agreements with such directors, officers, agents or other persons or (c) vote of stockholders or disinterested directors.

3. Any amendment, elimination, impairment, repeal or modification of this Article VI shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

ARTICLE VII

[RESERVED.]

ARTICLE VIII

CORPORATE OPPORTUNITY RENOUNCEMENT

To the extent permitted by law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any Specified Opportunity presented to a Covered Person and waives any claim that the Specified Opportunity constitutes a corporate opportunity that should have been presented by the Covered Person to the Company; provided, however, that the Covered Person acts in good faith. A “Covered Person” is any officer, member of the Board or stockholder (or affiliate thereof) who is not an employee of the Company or any of its subsidiaries. A “Specified Opportunity” is any transaction or other business opportunity that is not presented to the Covered Person solely in his or her capacity as an officer, member of the Board or stockholder of the Company (or affiliate thereof).

ARTICLE IX

MISCELLANEOUS

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class or series thereof, as the case may be, it is further provided that:

1. The management of the business and the conduct of the affairs of the Company shall be vested in its Board. Subject to the rights of any holders of any series of Preferred Stock to elect any Preferred Stock Directors, the number of directors that shall constitute the Board shall be fixed exclusively by resolutions adopted by a majority of the total number of the authorized number of directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) (the “Whole Board”), subject to any restrictions which may be set forth in this Amended and Restated Certificate of Incorporation.

2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances (such directors, “Preferred Stock Directors”), directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board shall remove or shorten the term of any incumbent director.

3. The Board is expressly empowered to adopt, amend or repeal the bylaws of the Company, subject to any restrictions that may be set forth in this Amended and Restated Certificate of Incorporation. The stockholders shall also have the power to adopt, amend or repeal the bylaws of the Company, subject to any restrictions that may be set forth in this Amended and Restated Certificate of Incorporation; provided, however, that, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

4. Special meetings of the stockholders may be called only (i) by the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) by the chairperson of the Board; or (iii) by the chief executive officer of the Company.

5. Advance notice of nominations for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Company will be given in the manner and to the extent provided in the bylaws of the Company.

6. Election.

6.1 The directors of the Company need not be elected by written ballot unless the bylaws so provide.

6.2 No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled unless required by applicable law at the time of such election.

6.3 Subject to any limitation imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock in respect of any Preferred Stock Directors, any individual director or directors may be removed only with cause by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.

6.4 Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock in respect of any Preferred Stock Directors, any vacancies on the Board resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the newly created directorship or vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

6.5 Notwithstanding anything herein to the contrary, during any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect Preferred Stock Directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Company shall automatically be increased by such specified number of Preferred Stock Directors, and the holders of such Preferred Stock shall be entitled to elect the additional Preferred Stock Directors so provided for or fixed pursuant to said provisions; and (ii) each such additional Preferred Stock Director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional Preferred Stock Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall cease to qualify to serve as directors and shall automatically cease to be a director, the terms of office of all such directors shall forthwith terminate and the total authorized number of directors of the Company shall be reduced accordingly.

7. Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware and any appellate court therefrom shall be the sole and exclusive forum for: (A) any derivative claim or cause of action brought on behalf of the Company; (B) any claim or cause of action that is based upon a violation of a duty owed by any current or former director, officer, other employee or stockholder of the Company, to the Company or the Company’s stockholders; (C) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, arising out of or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the bylaws of the Company (as each may be amended from time to time); (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the bylaws of the Company (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (E) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (F) any claim or cause of action against the Company or any current or former director, officer or other employee of the Company, governed by the internal-affairs doctrine or otherwise related to the Company’s internal affairs, in all cases to the fullest extent permitted by applicable law; provided, however, that if such court does not have, or declines to accept, jurisdiction over such a claim or cause of action, then the United States District Court for the District of Delaware shall be the sole and exclusive forum for such claim or cause of action.

Unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant named in such complaint. For the avoidance of doubt, this provision is intended to benefit and may be enforced by the Company, its officers and directors, the underwriters for any offering giving rise to such complaint, and any other professional entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering.

Any person or entity holding, owning or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Amended and Restated Certificate of Incorporation.

FOUR: This Amended and Restated Certificate of Incorporation has been duly approved by the Board.

FIVE: This Amended and Restated Certificate of Incorporation was duly approved by the holders of the requisite number of shares of the Company in accordance with Section 228 of the DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL.

IN WITNESS WHEREOF, Rani Therapeutics Holdings, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this    day of      , 2025.

RANI THERAPEUTICS HOLDINGS, INC.

By:
Talat Imran
Chief Executive Officer